                AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT

                           J.B. POINDEXTER & CO., INC.
                              1100 Louisiana Street
                                   Suite 5400
                              Houston, Texas 77002

                                           As of March 1, 2002

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:




      Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), Raider Industries Inc. ("Raider"), KWS Manufacturing Company, Inc. ("KWS"), Universal Brixius, Inc. ("Brixius"), Morgan Trailer Financial Corporation ("MTFC") and Morgan Trailer Financial Management, L. P. ("MTF Management", and together with EFP, Lowy, MIC, Morgan, TAG, Raider, KWS, Brixius and MTFC, each individually sometimes referred to herein as a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, Amendment No. 3 to Loan and Security Agreement, dated as of June 24, 1999, Amendment No. 4 to Loan and Security Agreement, dated as of February 25, 2000, Amendment No. 5 to Loan and Security Agreement, dated as of March 8, 2000 ("Amendment No. 5 to Loan Agreement"), Amendment No. 6 to Loan and Security Agreement, dated as of March 17, 2000, Amendment No. 7 to Loan and Security Agreement, dated as of September 29, 2000, Amendment No. 8 to Loan and Security Agreement, dated as of October 31, 2000, Amendment No. 9 to Loan and Security Agreement, dated March 27, 2001, Amendment No. 10 to Loan and Security Agreement, dated as of June 29, 2001, Amendment No. 11 to Loan and Security Agreement, dated as of August 14, 2001 and Amendment No. 12 to Loan and Security Agreement, dated as of December 14, 2001 (and as heretofore amended or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). For purposes of this letter, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

      Borrower and Guarantors have requested that Lender enter into certain amendments to the Loan Agreement. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

      In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender agree as follows:

      1. Definitions.

         (a) Amendment to Definitions.

            (i) All references to "Brixius Maximum Supplemental Revolving Loan Limit" shall be deemed, and each such reference is hereby amended to mean, as of March 1, 2002, the sum of $661,111.00, as reduced on the first day of each calendar month, commencing, April 1, 2002 to the amount set forth next to such date below:

         Reduction Date                 Brixius Maximum Supplemental Revolving Limit
         --------------                 --------------------------------------------
         (A) April 1, 2002                           $601,010
         (B) May 1, 2002                             $540,909
         (C) June 1, 2002                            $480,808
         (D) July 1, 2002                            $420,707
         (E) August 1, 2002                          $360,606
         (F) September 1, 2002                       $300,505
         (G) October 1, 2002                         $240,404
         (H) November 1, 2002                        $180,303
         (I) December 1, 2002                        $120,202
         (J) January 1, 2003                         $ 60,101
         (K) February 1, 2003                        $   - 0-
             and at all times thereafter

            (ii) All references to "Brixius Supplemental Revolving Termination Date" shall be deemed, and each such reference is hereby amended to mean, February 1, 2003.

         (b) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

      2. Waiver. Notwithstanding anything to the contrary contained in Section 5 of the Loan Agreement, subject to the terms and conditions contained herein, Lender waives the automatic payment in full (i) of the KWS Supplemental
Revolving Loans through the date hereof as a result of the occurrence of the KWS Supplemental Revolving Loan Termination Date solely by reason of the failure of KWS to maintain a Fixed Charge Coverage Ratio of ..60:1.0 as of the fiscal quarter ended December 31, 2001 and (ii) of the Brixius Supplemental Revolving Loans through the date hereof as a result of the occurrence of the Brixius Supplemental Revolving Loan Termination Date solely by reason of the failure of Brixius to maintain a Fixed Charge Coverage Ratio of ..77:1.0 as of the fiscal quarter ended December 31, 2001.

      3. Intercompany Loans.

         (a) On or about the date hereof, MIC is making a partial repayment of an intercompany loan to Borrower pursuant to the Intercompany Loan Documents between them in the amount of $1,000,000. After giving effect to such intercompany loan repayment, MIC hereby acknowledges that it is Solvent. For purposes hereof, the term "Solvent" shall mean, at any time with respect to any Person, that at such time such Person (i) is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its current practices as of the date hereof, and (ii) the assets and properties of such Person at a fair valuation and at their present fair salable value are greater than the Indebtedness of such Person (and with respect to MIC, such Indebtedness shall be to the extent of the direct Indebtedness owing by MIC to Lender pursuant to the Financing Agreements), and including subordinated and contingent liabilities computed at the amount which, to the best of such Person's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability.

         (b) Notwithstanding anything to the contrary contained in Section 9.10(m)(ii) of the Loan Agreement, as a one-time accommodation, subject to the terms and conditions contained herein, Lender hereby consents to an intercompany loan (as contemplated by Section 9.10(m)) to be made not later than one hundred eighty (180) days following the date hereof by Borrower to KWS or Brixius, pursuant to the Intercompany Loan Documents between them and with the proceeds of the intercompany loan repayment made by MIC to Borrower described above, in the aggregate amount of up to $1,000,000, notwithstanding that after giving effect to such loan, the Indebtedness of KWS and/or Brixius arising from all such intercompany loans by Borrower to KWS and/or Brixius outstanding at such time shall exceed the amount of the Guarantor Availability of KWS and for Brixius; provided, that, each of the following conditions have been satisfied:
(i) after giving effect to such loan, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default (after giving effect to the consent contained herein) and (ii) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantors.

      4. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower and Guarantors to Lender pursuant to the other Financing Agreements, Borrower and Guarantors hereby represent, warrant and covenant with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         (a) This Amendment has been duly authorized, executed and delivered by Borrower and each Guarantor, and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with their respective terms.

         (b) Neither the execution and delivery of this Amendment, nor the modifications to the Financing Agreements contemplated by this Amendment shall violate any applicable law or regulation, or any order or decree of any court or any governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, including, without limitation, the Senior Note Indenture, or any material mortgage, deed of trust, security agreement, agreement or instrument to which Borrower and each Guarantor is a party or may be bound, or violate any provision of the organizational documents of Borrower and each Guarantor.

         (c) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         (d) After giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

      5. Conditions Precedent. The effectiveness of the waiver provided for herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

         (a) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default, after giving effect to the waivers and amendments set forth herein; and

         (b) Lender shall have received an original of this Amendment duly authorized, executed and delivered by Borrower and each Guarantor.

      6. Effect of this Amendment. Except for the specific waiver and amendments expressly set forth herein, no other waiver, changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

      7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the

State of New York (without giving effect to principles of conflicts of laws).

      8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      9. Counterparts. This waiver may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this waiver, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.

                              Very truly yours,

                              J.B. POINDEXTER & CO., INC.

                              By:
                                  --------------------------

                              Title:
                                     -----------------------------


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:
    --------------------------

Title:
       -----------------------


ACKNOWLEDGED AND CONSENTED TO:

EFP CORPORATION

By:
    --------------------------

Title:
       -----------------------


LOWY GROUP, INC.

By:
    --------------------------

Title:
       -----------------------



                       [SIGNATURES CONTINUE ON NEXT PAGE]

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
                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



MAGNETIC INSTRUMENTS CORP.

By:
    --------------------------

Title:
       -----------------------


MORGAN TRAILER MFG. CO.

By:
    --------------------------

Title:
       -----------------------


TRUCK ACCESSORIES GROUP, INC.

By:
    --------------------------

Title:
       -----------------------


RAIDER INDUSTRIES INC.

By:
    --------------------------

Title:
       -----------------------




                      [SIGNATURES CONTINUE ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


KWS MANUFACTURING COMPANY, INC.

By:
    --------------------------

Title:
       -----------------------


UNIVERSAL BRIXIUS, INC.

By:
    --------------------------

Title:
       -----------------------


MORGAN TRAILER FINANCIAL CORPORATION

By:
    --------------------------

Title:
       -----------------------


MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.

By: MORGAN TRAILER MFG. CO., as General Partner

By:
    --------------------------

Title:
       -----------------------

                                      -8-